UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2005

MOSSIMO, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14208	33-0684524
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2016 Broadway, Santa Monica, CA		90404
(Address of principal executive offices)		(Zip Code)

(310) 460-0040
Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 -                                Results of Operations and Financial Condition

On May 16, 2005, Mossimo, Inc. issued a press release for the first quarter and the quarter ended March 31, 2005, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 -                                Financial Statements and Exhibits

(c)	Exhibits

	99.1	Press Release dated May 16, 2005 for the first quarter ended March 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOSSIMO, INC .

DATED: May 16, 2005	By:	/s/ Vicken J. Festekjian
Vicken J. Festekjian
Chief Financial Officer

Exhibit Index

Exhibit	Description
99.1	Press Release dated May 16, 2005 for the First Quarter Ended March 31, 2005.